Exhibit 99.2

Fxrwxrd-Lxoxixg Stxtxxents

Equity LifeStyle Properties ELS Investor Presentation March 12, 2012

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Forward-Looking Statements

¡This presentation includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as “anticipate,” “expect,” “believe,” “project,” “intend,” “may be” and “will be” and similar words or phrases, orthe negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements and may include, without limitation, information regarding the Company’s expectations, goals or intentions regarding the future, and the expected effect of the Acquisition on the Company. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to:

?the Company’s ability to control costs, real estate market conditions, the actual rate of decline in customers, the actual use of sites by customers and its success in acquiring new customers at its Properties (including those that it may acquire);

?the Company’s ability to maintain historical rental rates and occupancy with respect to Properties currently owned or that the Company may acquire;

?the Company’s assumptions about rental and home sales markets;

?the Company’s assumptions and guidance concerning 2012 estimated net income and funds from operations;

?in the age-qualified Properties, home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial, credit and capital markets volatility;

?results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufacturedhome financing and competition from alternative housing options, including site-built single-family housing;

?impact of government intervention to stabilize site-built single family housing and not manufactured housing;

?effective integration of the Acquisition Properties and the Company’s estimates regarding the future performance of the Acquisition Properties;

?unanticipated costs or unforeseen liabilities associated with the Acquisition;

?ability to obtain financing or refinance existing debt on favorable terms or at all;

?the effect of interest rates;

?the dilutive effects of issuing additional securities;

?the effect of accounting for the entry of contracts with customers representing a right-to-use the Properties under the Codification Topic “Revenue Recognition;” and

?other risks indicated from time to time in the Company’s filings with the Securities and Exchange Commission.

¡These forward-looking statements are based on management’s present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.

Equity LifeStyle Properties

ELS Overview

¡One of the nation’s largest real estate networks with 382 properties containing over 141,000 sites in 32 states and British Columbia

¡ELS has a unique business model

?ELS owns the land

?Leases individual developed sites to customers

?Customers own the units they place on the sites

¡ELS site composition

?> 90% of property operating revenue is annual recurring revenue stream(1)

?75,600 manufactured or resort home sites

?65,600 RV sites for resort cottages (park models) and recreational vehicles

•Includes 46,200 sites primarily rented on an annual basis

¡ELS’s rent position is prime

¡Over 1,000,000 customer contacts

(1) Property operating revenue includes the following captions from our Consolidated Statements of Operations: community base rental income, resort base rental income, right-to-use annual payment, right-to-use contracts current period, gross and utility and other income.

3

Equity LifeStyle PropertiesELS Key Value Drivers

¡Well Located Real Estate

?>80 properties with lake, river or ocean frontage

?>100 properties within 10 miles of coastal United States

?Property locations are strongly correlated with population migration

¡Long Term Predictable Cash Flows

¡Favorable Customer Demographics

?Baby Boomers

?Active adults and RV owners / Outdoor enthusiasts

¡Product Flexibility

?Own, rent, flexible use or right to use

4

Equity LifeStyle PropertiesReal Estate

¡Primary investment is land/appreciating component of real estate

¡Lower maintenance costs/customer turnover costs

¡High quality real estate

?Major metros/high growth areas

?High barriers to entry

?Retirement and vacation destinations

?Asset scarcity

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Equity LifeStyle Properties

ELS LifeStyle and Activities

¡Recreation

?Golf, softball, fishing, tennis, swimming, lawn bowling/bocce

¡Arts

?Concerts, shows, art fairs, crafts

¡Education

?Seminars, One Day University

¡Volunteerism

?Consider Others, fund raising

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Equity LifeStyle Properties

Customer Demographics

10 20 30 40 50 60 70 80 2010 2015 2020 70 to 74 65 to 69 60 to 64 55 to 59 AGE U.S. Population Over Age of 55 (1)(in millions) Customer Retention Strategy Notes:1) Sources: U.S. Census Bureau, 2008.

¡Lifestyle focus

?Amenities / social activities

?Communities

¡Attractive housing

?High quality

?Low capital commitment

?Easy maintenance

¡Long Term Multi-Phase Relationship

?Camping ?RV ?Cottage ?Resort Home

?Flexible use to multi-use / locations

?High repeat and referral

¡Long term relationship creates stable and predictable cash flows

Notes: 1) Sources: U.S. Census Bureau, 2008.

7

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Eq768uity 67867LifeStyle 678678Pro70perti678es E000LS I00nvesto0rese0000nta0o00n Ma00rch 1002,0 002012

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Equity LifeStyle Properties Business Model –Summary

¡Robust model

?Ability to adapt to changing environment

?Ability to react to acquisition opportunities

?Financial flexibility

8

Equity LifeStyle Properties

9

Consistent Same Store NOI Growth and Out performance Notes: Source: Citi Investment Research, November 2011.

(1)”REIT Industry” includes an index of REITs across a variety of asset classes, including regional malls, shopping centers, multi family, student housing, manufactured homes, self storage, office, industrial, mixed office and specialty.

ELS has consistently outperformed the REIT industry and has maintained positive same store NOI growth every quarter since Q3’98

-3.5%

-3.0%-2.5%-2.0%-1.5%-1.0%-0.5%0.0%0.5%1.0%1.5%2.0%2.5%

3.0%

3.5%

4.0%

4.5%

5.0%5.5%6.0%6.5%7.0%7.5%8.0%8.5%9.0%9.5%10.0%3Q98

4Q98

1Q99

2Q99

3Q99

4Q991Q002Q003Q004Q001Q012Q013Q014Q011Q022Q023Q02

4Q02

1Q03

2Q03

3Q03

4Q031Q042Q043Q044Q041Q052Q053Q054Q051Q062Q063Q06

4Q06

1Q07

2Q07

3Q07

4Q071Q082Q083Q084Q081Q092Q093Q094Q091Q102Q103Q10

4Q10

1Q11

2Q11

3Q11

4Q11REIT Industry (1)ELSIndustry Average -2.3%

(1)ELS Average -3.8%

ELS has consistently outperformed the REIT industry and has maintained positivesame store NOI growth every quarter since Q3’98

Notes:Source: CitiInvestment Research, November 2011.

(1)”REIT Industry” includes an index of REITs across a variety of asset classes, including regional malls, shopping centers, multi family, student housing, manufactured homes, self storage, office, industrial, mixed office and specialty.

Fxrwxrd-Lxoxixg Stxtxxents

E000ty Life00yle Prop00ties E00 Inve00or Presen00tion M0rch 10, 20000

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Equity LifeStyle Properties 10

2011 Acquisition Overview

Equity LifeStyle Properties

2011 Acquisition Overview

- $1.4 billion acquisition of 75 properties, financed as follows:
  - $200 million equity to seller
  - Over $500 million assumed mortgage debt with a weighted average interest rate of 5.6% and a weighted average maturity of 6 years
  - ~$344 million June 2011 public equity offering
  - $400 million new debt[1]

Notes:

1) Includes the incurrence of new debt including (i) a $200mm unsecured 6-year term loan at an expected all-in interest rate of 3.26% per annum that was closed on July 1, 2011 (ii) a $100mm 10-year mortgage financing at an interest rate of approximately 5.03% per annum that we closed on August 9, 2011 and iii) $100mm 10-year mortgage financing at an interest rate of approximately 5.00% per annum that we closed on September 15, 2011.

ELS

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Equity LifeStyle Properties

Significant Overlap in Core Geographies


WA
OR
CA
NV
ID
Boise
UT
Salt Lake City
AZ
Las Vegas
Los Angeles
San Diego
MT
WY
CO
Denver
NM
Albuquerque
ND
SD
NE
KS
OK
TX
Dallas
Austin
San Antonio
Houston
MN
Minneapolis
IA
MO
St Louis
AR
LA
New Orleans
WI
Milwaukee
IL
Chicago
MI
Detroit
IN
OH
Cleveland
Cincinnati
KY
Louisville
TN
Nashville
MS
AL
Birmingham
GA
Atlanta
FL
Miami
SC
NC
Charlotte
VA
Richmond
WV
PA
Pittsburgh
NY
ME
VT
NH
MA
Boston
RI
CT
NJ
DE
MD
ELS Communities
Acquisition Communities

12

Equity LifeStyle Properties

2012 Guidance -Selected Financial Data (1)

TheCompany’sguidanceacknowledgestheexistenceofvolatileeconomicconditions,whichmayimpactourcurrentguidanceassumptions.Factorsimpacting2012guidanceinclude,butarenotlimitedtothefollowing:(i)the mix of site usage within the portfolio;(ii) yield management on our short-term resort sites;(iii) schedule do implemented rate increases on community and resort sites;(iv)scheduledorimplementedrateincreasesofannualpaymentsunderright-to-usecontracts,(v) occupancy changes;(vi)ourabilitytoretainandattractcustomersrenewingorenteringright-to-usecontracts,(vii)performanceofthechattelloanspurchasedbyusinconnectionwiththeAcquisition,and(viii)ourabilitytointegrateandoperatetheAcquisitionPropertiesinaccordancewithourestimates.

(In $US Millions, except per share data, unaudited)

(In $US Millions, except per share data, unaudited)

Year Ended December 31, 2012

Income from Property Operations -2012 Core (2) $288.8

Income from Property Operations -2011 Acquisition properties 101.3

Property Management and general and administrative (64.9)

Other Income and Expenses 17.3

Financing Costs and Other (141.4)

Funds from Operations (FFO) (3) $201.1

Depreciation on Real Estate and Other (99.6)

Amortization of In-Place Leases (45.3)

Deferral of right-to-use contract sales revenue and commission, net (4) (7.1)

Income Allocated to OP Units (4.4)

Net Income Available to Common Shares $44.7

Net Income Per Common Share -Fully Diluted $0.98 -$1.18

FFO Per Share -Fully Diluted $4.32 –$4.52

Weighted Average Shares Outstanding -Fully Diluted 45.5

Year Ended December 31, 2012

Income from Property Operations -2012 Core (2) $288.8

Income from Property Operations -2011 Acquisition properties 101.3

Property Management and general and administrative (64.9)

Other Income and Expenses 17.3

Financing Costs and Other (141.4)

Funds from Operations (FFO) (3) $201.1

Depreciation on Real Estate and Other (99.6)

Amortization of In-Place Leases (45.3)

Deferral of right-to-use contract sales revenue and commission, net (4) (7.1)

Income Allocated to OP Units (4.4)

Net Income Available to Common Shares $44.7

Net Income Per Common Share -Fully Diluted $0.98 -$1.18

FFO Per Share -Fully Diluted $4.32 –$4.52

Weighted Average Shares Outstanding -Fully Diluted 45.5

Equity LifeStyle Properties

2012 Guidance - Footnotes

1) Each line item represents the mid-point of a range of possible outcomes and reflects management's best estimate of the most likely outcome. Actual FFO, FFO per share, Net Income and Net Income per share could vary materially from amounts presented above if any of our assumptions are incorrect. The FFO and Net Income guidance above includes $1.4 million and ($0.5) million, respectively, from one Acquisition property in Michigan that the Company has not acquired to-date, this is the only property we currently do not own included in our 2012 guidance assumptions.
2) Amount represents estimated 2012 Core income from property operations in 2011 of $283.3 million multiplied by an estimated growth rate of 1.9%.
3) See page 16 for definition of FFO.
4) Due to the uncertain timing and extent of right to use upfront payments and the resulting deferrals, actual income could differ materially from expected net income.

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Equity LifeStyle Properties

2012 Core Occupancy & Growth Rates

¡MH occupancy as of February 2012 YTD

?Down 19 sites compared to December 31, 2011

¡February 2012 YTD (1)as compared to February 2011 YTD:

?MH base revenue growth is up 3.0%

?Resort base revenue growth is up 3.1%

¡Right-to-use annual payments

?2012 budget is 46% earned or prepaid as of February 2012 YTD (comparable to February 2011 YTD)

(1)	February 2012 YTD includes one day more than February 2011 YTD due to the leap year.

Equity LifeStyle Properties

Non GAAP Financial Measures

Funds from Operations (“FFO”) is a non-GAAP financial measure. The Company believes that FFO, as defined by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), is generally an appropriate measure of performance for an equity REIT. While FFO is a relevant and widely used measure of operating performance for equity REITs, it does not represent cash flow from operations or net income as defined by GAAP, and it should not be considered as an alternative to these indicators in evaluating liquidity or operating performance.

The Company defines FFO as net income, computed in accordance with GAAP, excluding gains or actual or estimated losses from sales of properties, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. The Company receives up-front non-refundable payments from the entry of right-to-use contracts. In accordance with GAAP, the upfront non-refundable payments and related commissions are deferred and amortized over the estimated customer life. Although the NAREIT definition of FFO does not address the treatment of nonrefundable right-to-use payments, the Company believes that it is appropriate to adjust for the impact of the deferral activity in its calculation of FFO. The Company believes that FFO is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that by excluding the effect of depreciation, amortization and gains or actual or estimated losses from sales of real estate, all of which are based on historical costs and which may be of limited relevance in evaluating current performance, FFO can facilitate comparisons of operating performance between periods and among other equity REITs. The Company believes that the adjustment to FFO for the net revenue deferral of upfront non-refundable payments and expense deferral of right-to-use contract commissions also facilitates the comparison to other equity REITs. Investors should review FFO, along with GAAP net income and cash flow from operating activities, investing activities and financing activities, when evaluating an equity REIT’s operating performance. The Company computes FFO in accordance with its interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than the Company does. FFO does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to net income, determined in accordance with GAAP, as an indication of the Company’s financial performance, or to cash flow from operating activities, determined in accordance with GAAP, as a measure of the Company’s liquidity, nor is it indicative of funds available to fund its cash needs, including its ability to make cash distributions.